Supplement dated May 10, 1999 to:

   The Rodney Square Fund and The Rodney Square Tax-Exempt Fund
       - Prospectus dated January 29, 1999.

   The Rodney Square Strategic Fixed Income Fund
       - Prospectus dated February 28, 1999.

   The Rodney Square Strategic Equity Fund
       - Prospectus dated May 1, 1999.



   The following supplements the "PURCHASE OF SHARES" section of each prospectus referenced above:

   Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks automatically will be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, Investment Manager or Transfer Agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.